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                                                                     EXHIBT 23.7



                        CONSENT OF CHARTERED ACCOUNTANTS


We consent to the use and the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-62934 of Abraxas Petroleum Corporation on
Form S-4 of our report dated February 23, 2001 relating to the financial statements of Grey Wolf Exploration Inc. for the year ended December 31, 2000 appearing in the Prospectus, which is part of this Registration Statement.





Deloitte & Touche LLP
Calgary, Canada
July 25, 2001